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Exhibit 10(q)
                       FIFTH AMENDMENT
                             TO
                       LOAN AGREEMENT

     THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this "Agreement") is made as of the 31st day of December, 1997, By PHARMAKINETICS LABORATORIES, INC., a corporation organized and existing under the laws of the State of Maryland (the "Obligor"), and NATIONSBANK, N.A., a national banking association (formerly known as "NationsBank, N.A. (Carolinas)" and successor by merger to NationsBank, N.A., which was formerly known as "NationsBank of Virginia, N.A.," NationsBank of Virginia, N.A., being the successor by merger to NationsBank, N.A. which was formerly known as "NationsBank of Maryland N.A." and was the successor by merger to Maryland National Bank) (the "Bank").

                         RECITALS

     A. The Obligor and the Bank entered into a Loan Agreement dated May 13, 1993 (the same, as modified by First Amendment to Loan Agreement dated May 11, 1995 (the "First Amendment"), by Second Amendment to Loan Agreement dated July 31, 1996, by Third Amendment to Loan Agreement dated November 30, 1996, by Fourth Amendment to Loan Agreement dated August 1, 1997, and as amended, modified, substituted, extended, and renewed from time to time, the "Loan Agreement"). The Loan Agreement provides for some of the agreements between the Obligor and the Bank with respect to the "Loans" (as defined in the Loan Agreement), including revolving credit facility in an amount not to exceed $500,000 and term facilities in an original principal amount of $2,400,000.

     B. The Obligor has requested that the Bank extend the Revolving Credit Termination Date (as that is defined in the Loan Agreement) and, upon funding of the Borrower's issuance of convertible preferred stock in an amount of not less than $5,000,000, drop the requirement that advances evidenced by the Revolving Credit Note (as that term is defined in the Financing Agreement) by secured by cash collateral.

     C. The Bank is willing to agree to the Obligor's requests on the condition, among others, that this Agreement be executed.

                         AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Obligor and the Bank agree as follows:


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     1.  The Obligor and the Bank agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Loan Agreement shall have the same meaning under this Agreement.

     2. The Obligor and the Bank agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) is $ 0. The Obligor agrees that the Bank shall not be obligated to make any further advances under the Revolving Credit Note unless all obligations with respect thereto are fully secured by a perfected, unavoidable, first lien pledge of cash deposits held by the Bank; provided, however, upon funding of the Borrower's issuance of convertible preferred stock in an amount of not less that $5,000,000, no later than December 31, 1997, the Bank shall no longer require such a pledge.

     3. The section "The Revolving Loan" (which section was added in the First Amendment) is hereby amended by changing the Revolving Credit Termination Date from November 30, 1997 to November 30, 1998. The Borrower and the Lender shall execute and deliver a Third Commercial Promissory Note Modification Agreement (the "Third Revolving Credit Note Amendment") at the time this Agreement is executed and delivered which reflects that change.

     4. It is a condition of the Bank's agreements under this Agreement, under the Third Revolving Credit Note Amendment and under the Third Note Modification dated the same date as this Agreement (the "Third Term Note Modification") that Maryland Industrial Development Financing Authority in writing consent to the execution and delivery of the Third Revolving Credit Note Amendment, the Third Term Note Modification and this Agreement .

     5. The Obligor hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Agreement, as amended hereby. The Obligor agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     6. The Obligor acknowledges and warrants that the Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Obligor in connection with this Agreement and generally in connection with the Loan Agreement and the Obligations, the Obligor hereby waiving and releasing any claims to the contrary.


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     7.  This Agreement may be executed in any number of
duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Obligor agrees that the Bank may rely on a telecopy of any signature of any Obligor. The Bank agrees that the Obligor may rely on a telecopy of this Agreement executed by the Bank.

     IN WITNESS WHEREOF, the Obligor and the Bank have executed this Agreement under seal as of the date and year first written above.

WITNESS or ATTEST:          PHARMAKINETICS LABORATORIES, INC.

/s/ Taryn L. Kunkel         By: /s/ James K. Leslie (SEAL)
-------------------            ---------------------
                               James K. Leslie
                               President and
                               Chief Executive Officer

WITNESS:                      NATIONSBANK, N.A.

/s/ Taryn L. Kunkel         By: /s/ James K. Kirschner (SEAL)
-------------------            ------------------------
                               James W. Kirschner
                               Vice President


                   AGREEMENT OF GUARANTOR

     The undersigned is the "Guarantor" under a Guaranty of Payment Agreement, dated May 13, 1993 (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of the foregoing Bank. In order to induce the Bank to enter into the foregoing Agreement, the undersigned
(a) consents to the transactions contemplated by, and agreements made by the Obligor under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty. Without limiting the foregoing, the undersigned acknowledges and agrees that the Obligations (defined in the Loan Agreement) include, without limitation, the amendments described in the foregoing Agreement and that the Obligations are covered by the Guaranty.


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     WITNESS signature and seal of the undersigned as of the date of the Agreement.



WITNESS:                   PKLB LIMITED PARTNERSHIP
                           By:  PharmaKinetics Laboratories, Inc.
                                General Partner

/s/ Taryn L. Kunkel        By: /s/ James K. Leslie (SEAL)
-------------------           ---------------------
                              James K. Leslie
                              President and
                              Chief Executive Officer



































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